UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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PRIMEENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Corporation

TO BE HELD

May 20, 2010

Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation (the “Company”) will be held on Thursday, May 20, 2010, at 9:00 a.m., EDT, at the offices of the Company, One Landmark Square, 11th Floor, Stamford, CT 06901, for the following purposes:

1. To elect a Board of Directors of seven (7) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

2. To transact such other procedural business as may properly be brought before the Meeting or at any adjournment or adjournments thereof.

The Meeting may be adjourned from time to time without other notice than by announcement at the Meeting, or at any adjournment thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment.

The Board of Directors has fixed April 1, 2010, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ JAMES F. GILBERT
JAMES F. GILBERT
Secretary

April 20, 2010

Important Notice Regarding Internet Availability of

Proxy Materials for the Annual Meeting of Stockholders

to be Held on May 20, 2010

The proxy material for this Annual Meeting and the Company’s 2009 Annual Report to Stockholders are available at www.RRDEZProxy.com/2010/PrimeEnergyCorporation

PROXY STATEMENT

PrimeEnergy Corporation

One Landmark Square

Stamford, Connecticut 06901

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from

Stockholders for Annual Meeting of Stockholders

May 20, 2010

GENERAL INFORMATION

The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Thursday, May 20, 2010, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate date on which the proxy statement and form of proxy will be sent to security holders is April 20, 2010.

Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

Only stockholders of record at the close of business on April 1, 2010, are entitled to vote at the 2010 Annual Meeting. At that date, the Company had outstanding and entitled to vote 3,026,397 shares of Common Stock, each share entitling the record holder thereof to one vote.

Matters to be Presented

The only matter to be presented at this Annual Meeting is the election of seven (7) Directors named below. Please see “Election of Directors” at page 3.

Vote Required

All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the seven (7) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company’s transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted for the purposes of the election of Directors.

The management knows of no matter to be submitted to the 2010 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if procedural matters do properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 1, 2010. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 1, 2010, includes the number of shares to be issued upon exercise of such options.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Charles E. Drimal, Jr.	1,223,862	(1)	32.87
One Landmark Square Stamford, Connecticut 06901

McJunkin Corporation	623,521	(2)	20.60
835 Hillcrest Drive Charleston, West Virginia 25311

Amrace, Inc.	391,422		12.93
1251 Avenue of the Americas 27th Floor New York, New York 10020

Matthias Eckenstein	224,000	(3)	7.40
Solothurner Str 94 4008 Basel, Switzerland

Clint Hurt	201,250	(4)	6.65
107 North “N” Midland, Texas 79701

Jan K. Smeets	189,500	(5)	6.26
9 Locust Avenue Larchmont, New York 10538

(1)	Includes 526,362 shares held of record and beneficially and 697,500 shares subject to options, all presently exercisable.
(2)	Shares held of record by McJunkin Corporation, a private corporation. Investment funds affiliated with The Goldman Sachs Group, Inc. are the beneficial owners of a majority of the shares of McJunkin Corporation and such persons may be deemed to control McJunkin Corporation and to beneficially own the shares of the Company held by McJunkin Corporation.
(3)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.
(4)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.
(5)	Includes 182,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.

The following table sets forth information at April 1, 2010, with respect to the shares of the Company’s Common Stock beneficially owned by the Company’s Directors and nominees and by all Directors and officers of the Company as a group:

Name	Amount Beneficially Owned(1)		Percent of Class (1)
Beverly A. Cummings	75,000	(2)	2.42
Charles E. Drimal, Jr.	1,223,862	(3)	32.87
Matthias Eckenstein	224,000	(4)	7.40
H. Gifford Fong	136,941	(5)	4.52
Thomas S. T. Gimbel	47,179		1.56
Clint Hurt	201,250	(6)	6.65
Jan K. Smeets	189,500	(7)	6.26
All Directors and officers as a group	2,097,732	(2)(3)(4)(5)(6)(7)	55.30

(1)	Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.
(2)	Includes 5,000 shares held directly and 70,000 shares subject to options all presently exercisable.
(3)	Includes 526,362 shares held of record and beneficially and 697,500 shares subject to options, all presently exercisable.
(4)	Mr. Eckenstein has sole voting power with respect to these shares, pursuant to voting agreements dated September 25, 2006, with two of his adult children, who are the record owners of such shares. Mr. Eckenstein has no dispositive power with respect to such shares and no pecuniary interest in such shares.
(5)	Includes 54,141 shares held of record and beneficially and an aggregate of 82,800 shares for which Mr. Fong has sole voting rights pursuant to voting agreements dated June 28, 2006, between Mr. Fong and his two sons who are the record owners of such shares. Mr. Fong has no dispositive powers with respect to such 82,800 shares and no pecuniary interest in such shares.
(6)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.
(7)	Includes 182,000 shares held of record and beneficially and sole voting rights with respect to an aggregate of 7,500 shares pursuant to voting agreements dated June 29, 2006, as to 2,500 each, between Mr. Smeets and his three sons who are the record owners of such shares. Mr. Smeets has no dispositive power with respect to such 7,500 shares and no pecuniary interest in such shares.

Item 1. Election of Directors

Directors and Nominees

There will be submitted by the management to the 2010 Annual Meeting for election as Directors, the seven (7) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

Nominee	Age	Principal Occupation	Offices Held With The Company	Director Since
Beverly A. Cummings	57	Executive Vice President and Treasurer of the Company	Director; Executive Vice President and Treasurer	February 1988

Charles E. Drimal, Jr.	62	President of the Company	Director; President	October 1987

Matthias Eckenstein	80	Architect and Developer, Basel, Switzerland	Director	August 1989

H. Gifford Fong	65	Investment Technology Consultant, Lafayette, California	Director	May 1994

Thomas S. T. Gimbel	55	Managing Director, Business and Product Development, Optima Fund Management LLC, New York, New York	Director	March 1989

Clint Hurt	74	President, Clint Hurt & Associates, Inc., a private oil and gas exploration company, Midland, Texas	Director	February 1988

Jan K. Smeets	62	Private Investor, Larchmont, New York	Director	February 1988

All of the above-named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. There is no family relationship between any nominee for Director or executive officer of the Company.

The Company believes that the members of our Board of Directors, and nominees, and our management, have individual skills and experiences, whether in financial matters, business operations and relationships, or in oil and gas operations, to provide the Company with the knowledge and ability necessary for our business and operations. Five of the Company’s seven Directors may be deemed to be “independent,” within the meaning of applicable regulatory standards, each of them has served as such for over fifteen years and they have a close relationship to each other. These Directors have determined that it is not necessary to appoint a “lead independent director.”

The Board of Directors met two times in 2009. All of the incumbent Directors attended both meetings of the Board of Directors except Messrs. Eckenstein and Fong, each of whom was unable to attend one meeting. All of the incumbent Directors attended all Committee meetings of the Board on which that Director served. Directors are reimbursed for travel and related expenses in connection with attendance at Board and Committee meetings. Directors are encouraged to attend the Company’s annual meeting of stockholders. Six of the seven incumbent Directors attended the Company’s 2009 annual meeting of stockholders.

Your Board of Directors recommends a vote “FOR” each of the above nominees for election as a Director.

Committees of the Board of Directors

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee, but no other standing committees. All Committee members attended all meetings of their respective Committees.

The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met twelve times during 2009, and informally, by telephone or office conference on a regular basis, usually weekly, during the year.

The Audit Committee, composed of Messrs. Eckenstein, Hurt and Smeets, met once in 2009. The Board of Directors believes that the Audit Committee members satisfy applicable requirements for independence, financial literacy and expertise. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company. The report of the Audit Committee is included in this Proxy Statement on page 8. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which is attached as Annex A to this Proxy Statement.

The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets, met once in 2009. The Committee evaluates the Company’s compensation policies and establishes salaries, bonuses and other compensation for the Company’s executive officers. The Board of Directors believes that the Compensation Committee members satisfy applicable regulatory requirements for independence. The Compensation Committee has not engaged any outside compensation consultants to assist the Committee in determining the compensation policies of the Company, and no such outside consultants have been engaged by the Company or the Board of Directors. The report of the Compensation Committee is included in this Proxy Statement on page 7. The Board of Directors and the Compensation Committee have adopted a written charter, a copy of which is attached as Annex B to this Proxy Statement.

        The Company does not have a standing nominating committee. The Board of Directors of the Company acts as the nominating committee, Mr. Drimal and Ms. Cummings abstaining, in the review and selection of Directors for election at the annual meeting of the Company’s stockholders. The remaining Directors of the Company, Messrs. Eckenstein, Fong, Gimbel, Hurt and Smeets function as a nominating committee, and are believed to satisfy applicable regulatory requirements for independence. The Board of Directors believes that this procedure is adequate in the process of selecting persons for elections as Directors of the Company. The seven Directors of the Company currently serving as Directors were designated as nominees for re-election at the 2010 Annual Meeting of Stockholders. No other nominees were considered and no nominations were proposed by any stockholder or group. The Board of Directors will consider meritorious director candidates submitted to it by stockholders of the Company, without regard to race, religion, gender, national origin or disability. The Board does not have a formal policy with regard to considering diversity in its consideration of director nominations. Candidates for election must be willing to devote the time necessary to serve as a director and must possess the level of education, experience, and expertise, both with respect to financial matters and the oil and gas industry in general, required to perform the duties of a member of the board of directors of a public company, and in particular of the Company. Submission must be accompanied by biographical material of the proposed candidate and such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. Submissions should be forwarded to the Secretary of the Company at One Landmark Square, Stamford, Connecticut 06901, in compliance with the procedures described under “Stockholders’ Proposals” set out below.

The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991, and serves as the Principal Financial Officer of the Company. Ms. Cummings holds similar positions with the Company’s subsidiaries. She has served as a Director of the Company since February, 1988.

Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also holds similar positions with the Company’s subsidiaries. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar.

Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989.

Mr. Fong is president of Gifford Fong Associates, investment technology consultants, Lafayette, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is the editor of The Journal of Investment Management and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1994.

Mr. Gimbel is the Executive Managing Director of Optima Fund Management LLC, New York, prior to which he was Managing Director, Business and Product Development of that firm since July, 2004. Prior to that date, and from February, 1999, he was the Managing Director of Hedge Fund Investments at Credit Suisse Asset Management, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989.

Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a former director of Chase Bank of Texas, Midland, Texas. He was elected a Director of the Company in February, 1988.

Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School.

Ms. Pizor has served as Controller of the Company since January, 1986, and Principal Accounting Officer of the Company since September, 2008. She also holds similar positions with the Company’s subsidiaries. She is a graduate of Wagner College with a Bachelor of Science degree in Economics and Business Administration and is a Certified Public Accountant.

Mr. Gilbert has been Secretary of the Company from March, 1973, and serves as secretary of the Company’s subsidiaries. He is an attorney in Dallas, Texas.

Executive Officers

The executive officers of the Company, together with certain information concerning them, are set out below.

Officer	Age	Offices Held With the Company
Charles E. Drimal, Jr.	62	President
Beverly A. Cummings	57	Executive Vice President and Treasurer
Lynne Pizor	50	Controller
James F. Gilbert	77	Secretary

        Each of the above officers were elected by the Board of Directors to their respective offices in June, 2009, at the annual meeting of the Board. Each will hold their respective offices until his successor is elected by the Board. The Company does not have the separate position of Chairman of the Board of Directors. Mr. Drimal, as President and Chief Executive Officer, serves as the Chairman of the Board of Directors. The Company believes that the combination of chief executive officer and chairman is appropriate for the size and nature of the Company.

TRANSACTIONS WITH RELATED PERSONS

On April 3, 2008, Prime Offshore L.L.C, a subsidiary of the Company, entered into a Twenty Million Dollar ($20,000,000) subordinated debt facility with Artic Management Corporation, an entity controlled by Matthias Eckenstein, a Director and Director Nominee of the Company. Mr. Eckenstein’s ownership interest in the Company is set out on pages 2 and 3 of this Proxy Statement. The credit facility matures January, 2012, and bears an annual interest rate of ten percent (10%). As of the date of this Proxy Statement, the entire amount of the principal of the subordinated debt facility is outstanding. At April 1, 2010, an aggregate of $3,979,490 of interest has been paid.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table discloses compensation for the fiscal years ended December 31, 2009 and 2008, received by the Company’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer(1).

				All Other Compensation ($)		Total ($)
	Annual Compensation
Name and Principal Position(2)	Year	Salary($)	Bonus($)
Charles E. Drimal, Jr.
President and Director; the Principal Executive Officer	2009	360,500	-0-	53,300	(3)	413,800
	2008	350,000	1,250,000	50,205	(4)	1,650,205

Beverly A. Cummings
Executive Vice President, Treasurer and Director; the Principal Financial Officer	2009	360,500	-0-	24,989	(5)	385,489
	2008	350,000	500,000	24,405	(6)	874,405

Lynne Pizor
Controller; the Principal Accounting Officer	2009	180,250	-0-	7,485	(7)	187,735
	2008	150,478	40,000	7,619	(8)	198,097

(1)	Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” are omitted as the Company has no such compensation awards or plans.
(2)	Each of the named officers hold similar positions with the Company’s subsidiaries and Mr. Drimal and Ms. Cummings also serve as directors of each of the subsidiaries.
(3)	Includes $1,000 Director’s fees; $9,800 as the Company’s contribution to its 401(k) plan; club dues, $18,120; automobile allowance, $5,625; long term disability insurance premium, $6,755; and life insurance premiums, $12,000.
(4)	Includes $1,500 Director’s fees; $9,200 as the Company’s contribution to its 401(k) plan; club dues, $15,125; automobile allowance, $5,625; long term disability insurance premium, $6,785; and life insurance premiums, $12,000.

(5)	Includes $1,000 Director’s fees; $5,180 as the Company’s contribution to its 401(k) plan; club dues, $9,720; automobile allowance, $2,344; and long term disability insurance premium, $6,745.
(6)	Includes $1,500 Director’s fees; $9,200 as the Company’s contribution to its 401(k) plan; club dues, $5,035; automobile allowance, $2,675; and long term disability insurance premium, $6,700.
(7)	Includes $7,485 as the Company’s contribution to its 401(k) plan.
(8)	Includes $7,619 as the Company’s contribution to its 401(k) plan.

Director Compensation

The Company’s Directors each receive $500 for each Board of Directors meeting attended, but do not receive any fee for attending Committee meetings. The Directors are reimbursed for travel and related expenses in connection with attendance at Board and Committee meetings. All Directors as a group of seven received an aggregate of $6,000 as cash Directors’ fees for the fiscal year ended December 31, 2009. No reference is made for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” or “Non-Qualified Deferred Compensation Earnings” as the Company has no such Director awards or compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors consists of Messrs. Gimbel, Hurt and Smeets, none of whom is an employee of the Company. The Company believes that each member of the Compensation Committee meets applicable regulatory independence requirements. The Compensation Committee makes all decisions concerning compensation of executive officers who receive salary and bonus in excess of $100,000 annually and determines the total amount of bonuses to be paid annually. The Compensation Committee’s policy is to offer executive officers competitive compensation packages that will permit the Company to attract and retain highly qualified individuals and to motivate and reward such individuals on the basis of the Company’s performance.

The compensation of the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer is largely dependent upon the overall performance of the Company. For the year ended December 31, 2010, the base salary of the Principal Executive Officer of the Company, Charles E. Drimal, Jr., remains $360,500 and the base salary of the Principal Financial Officer, Beverly A. Cummings, remains $360,500. For the year ended December 31, 2010, the base salary of the Principal Accounting Officer of the Company, Lynne Pizor, remains $180,250. No cash bonuses were paid for the year ended December 31, 2009.

Compensation Committee

Clint Hurt, Chairman
Thomas S. T. Gimbel
Jan K. Smeets

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2009, Messrs. Clint Hurt, Thomas S.T. Gimbel and Jan K. Smeets served as members of the Compensation Committee. None of such persons was, during the fiscal year, or was formerly, an officer or employee of the Company or any of its subsidiaries. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission’s rules.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 2009, no options were exercised by any of such persons and there were no stock awards to such persons. The following table sets forth information with respect to all unexercised options held by the named executive officers of the Company at December 31, 2009. All unexercised options are fully exercisable. There are no options which are not fully exercisable. References relating to options which are unexercisable, equity incentive plan awards, unearned options and stock awards are omitted in the table below.

Unexercised Options and Fiscal Year-End Option Values

	Number of Unexercised Options at Fiscal Year-End	Option Exercise Price		Option Expiration Date	Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	All Exercisable
Charles E. Drimal, Jr.	523,125 174,375	$ $	1.00 1.25	Non-expiring Non-expiring	$ $	18,513,393 6,127,537

Beverly A. Cummings	52,500 17,500	$ $	1.00 1.25	Non-expiring Non-expiring	$ $	1,857,975 614,950

(1)	The average bid price of the Company’s Common Stock on December 31, 2009, as reported in the over-the-counter market, was $36.39.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Statements on Auditing Standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company’s independent auditors for 2010.

Audit Committee

Jan K. Smeets, Chairman
Matthias Eckenstein
Clint Hurt

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Company has adopted a Code of Business Conduct and Ethics which is available at the Company’s web-site, www.primeenergy.com. These provisions are applicable to the Company’s operations and to its employees, including the Company’s principal executive officer, principal financial officer, and principle accounting officer. Any amendments or waivers from the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s web-site.

The Company believes that a majority of its Directors, and nominees, are “independent”, within the meaning of applicable regulatory standards.

RISK OVERSIGHT

The Company’s risk management efforts are the responsibility of the Board of Directors. The Company’s Chief Executive Officer and the Chief Financial Officer review with the Board areas of material risk, both operational and financial, which may affect the Company, to enable the Board to understand such risks and the management and mitigation strategies undertaken by the Company.

SECTION 16(a) BENEFICIAL OWNER COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2009, all required reports were timely filed by such persons.

INDEPENDENT PUBLIC ACCOUNTANTS — FEES AND SERVICES

The Company engaged Pustorino, Puglisi & Co. LLP as the principal accountants for the Company with respect to the audit of the Company’s financial statements for the years ended December 31, 2009 and 2008. There were no disagreements with Pustorino, Puglisi & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. LLP are not expected to be present at the 2010 Annual Meeting of Stockholders, but will be available by speaker telephone during the Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders’ questions.

The audit fees for professional audit services provided by Pustorino, Puglisi & Co., LLP, for the audit of the Company’s annual financial statements for each of the years ended December 31, 2009, and December 31, 2008, were $337,000 and $277,250. No fees were billed, or paid by the Company for internal audit, tax or other services for the years ended December 31, 2009, or 2008.

STOCKHOLDERS’ PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2011 annual meeting, stockholder proposals must be received by the Company at its principal executive offices, One Landmark Square, 11th Floor, Stamford, Connecticut 06901, no later than December 22, 2010, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals to be brought before the 2011 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no later than March 4, 2011, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report of the Company for its fiscal year ended December 31, 2009, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2010 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ JAMES F. GILBERT
JAMES F. GILBERT
Secretary

Stamford, Connecticut
April 20, 2010

ANNEX A

PRIMEENERGY CORPORATION

CHARTER AND POWERS OF THE AUDIT COMMITTEE

RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the “Audit Committee”) shall be:

•	Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

•	Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1.	Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2.	Creating an agenda for ensuing year;

3.	Reviewing the independence and performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

4.	Conferring with the independent accountants concerning outside auditor’s accountability to the Board of Directors and the audit committee, and the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants annual engagement letter; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

5.	Reviewing with management and the independent accountants significant risks and exposures, audit activities and significant audit findings;

6.	Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

7.	Reviewing the Company’s audited annual financial statements and the independent accountants’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

8.	Reviewing the adequacy of the Company’s systems of internal control;

9.	Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

10.	Providing independent, direct communication between the Board of Directors and independent accountants;

11.	Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company’s Code of Conduct and the results of confirmations and violations of such Code; and

12.	Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

A-1

ANNEX B

PRIMEENERGY CORPORATION

COMPENSATION COMMITTEE CHARTER

The Compensation Committee is appointed by the Board of Directors to discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

The Compensation Committee shall consist of no fewer than three members. The members of the Compensation Committee: will meet the requirements that he/she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; will satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code; will meet the independence requirements of the applicable regulatory standards; will be appointed by the Board; and may be replaced by the Board.

The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation.

The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive-compensation plans and equity-based plans.

The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

The Compensation Committee may form and delegate authority to subcommittees when appropriate.

The Compensation Committee shall make regular reports to the Board, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval and annually review its own performance.

B-1

PrimeEnergy Corporation

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

    Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Election of Directors
1. Nominees:		For	Withhold		For	Withhold		For	Withhold	+
	01 - Beverly A. Cummings	☐	☐	02 - Charles E. Drimal, Jr.	☐	☐	03 - Matthias Eckenstein	☐	☐

	04 - H. Gifford Fong	☐	☐	05 - Thomas S. T. Gimbel	☐	☐	06 - Clint Hurt	☐	☐

	07 - Jan K. Smeets	☐	☐

In their discretion, the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	1 U P X 0 2 4 7 9 3 2	+
0169SA

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — PrimeEnergy Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PrimeEnergy Corporation (the “Company”), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 1, 2010, or in respect of which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on Thursday, May 20, 2010, at 9:00 a.m., EDT, at the offices of the Company, One Landmark Square, 11th Floor, Stamford, CT 06901, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY

(Continued and to be signed and dated on reverse side.)